Barinthus Biotherapeutics Corporate Presentation Guiding the Immune System to Cure Disease May 2025 Nasdaq: BRNS

Disclosure 2 This presentation includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation include, but are not limited to, statements regarding: our product development activities and clinical trials, including timing for readouts of any interim data for any of our programs and initiation of clinical trials, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties, include, without limitation, risks and uncertainties related to: preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, including the risks of the timing for preliminary, interim or final data or initiation of our clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, our ability to execute on our strategy, regulatory developments, the risk that we may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, our ability to fund our operations, and access capital, our cash runway, including the risk that our estimate of our cash runway may be incorrect, global economic uncertainty, including disruptions in the banking industry, the conflict in Ukraine, the conflict in Israel and Gaza, tariffs imposed by the U.S. and other countries and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings we may make with the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur and actual results may vary. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by law, we do not assume any intent to update any forward-looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Our Mission To advance the next generation of immunotherapies for autoimmunity and inflammatory diseases.

Company Overview 4 About us • Barinthus Bio is developing immunotherapies for autoimmunity and other inflammatory diseases (“I&I”) • Focusing on leveraging proprietary SNAP-TI platform to restore immune tolerance • Clinical programs in infectious disease and oncology using viral vector platforms to be advanced with partner support SNAP-TI Platform • Differentiated platform for antigen-specific immune tolerance, potentially more effective & patient friendly • Aims to reduce inflammation & restore the natural state of immune non-responsiveness to healthy tissue • Lead candidate for Celiac disease (VTP-1000) in ongoing Phase 1 clinical trial with data readout expected in Q3 2025 • Advancing undisclosed preclinical candidates based on SNAP-TI platform for other indications within I&I area Strong balance sheet: • Cash of $100.6 million1 • Outstanding ordinary shares: 40.4 million3 • Estimated cash runway into 20272 • No debt or outstanding warrants Financials 1 Including cash, cash equivalents and restricted cash as of March 31, 2025, as reported on Form 10-Q on May 7, 2025. 2 Based on management’s current estimate of status and strategy. Any changes could be material. 3 The number of shares outstanding of the registrant’s ordinary shares as of May 1, 2025, as reported on Form 10-Q on May 7, 2025

Antigen-Specific Immune Tolerance (ASIT) is a Targeted, Disease-Modifying Approach to I&I Diseases 5 I&I Diseases Indication Areas: • Autoimmune diseases • Allergy • Transplant rejection • Other inflammatory diseases I&I Therapeutics are Evolving ASIT, a promising targeted approach Current challenges • Limited antigen coverage • Often requires IV administration • Tolerability and ADAs • Adequacy of Treg response Treg cell therapies and promoters Broad T cell and B cell depletion Anti-cytokine antibodies SNAP-TI designed to address each Teff cell activation Autoantibody production Cytokine imbalance Result of an imbalance of the immune system, wrongly attacking our own tissues Novel broad-acting therapeutics showing potential in certain I&I diseases Addressing underlying disease by increasing Treg/Teff ratio Teff: T effector cell Treg: T regulatory cell ADA: Anti-drug antibodies Effector T cells (Teff)Regulatory T cells (Treg)

SNAP-TI Designed to Promote Antigen-Specific Tolerance

Characteristics and Mechanism of Action



SNAP-TI

Self-Assembling Nanoparticle

- Co-delivery of multiple disease-associated antigens and an immunomodulator
- Nanoparticles of precise composition for ease of manufacturing

Enables

- Broad antigen coverage
- Patient friendly intramuscular/subcutaneous routes
- Based on preclinical data, potentially improved tolerability and increased Treg/Teff ratio

SNAP-TI targets lymph node APCs, critical for T cell immunity

SNAP-TI polarizes to Treg phenotype, restoring immune homeostasis



APC
(I) Induction
or transdifferentiation
T_{reg}
(II) Anergy
or clonal deletion
T_{eff}
Cytokines
(e.g. IL-10)
Target
tissue cells

SOURCE: Based on unpublished preclinical data, Barinthus Bio, Data on File.

APC: Antigen presenting cell
Treg: Regulatory T cell
Teff: Effector T cell

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7 SNAP-TI Ameliorates Disease by Increasing Treg:Teff Ratio 1 Unpublished preclinical data, Barinthus Bio, Data on File. EAE: Experimental autoimmune encephalomyelitis MOG: myelin oligodendrocyte glycoprotein Preclinical Results in EAE, a mouse model of Multiple Sclerosis (MS): Efficacy is antigen-specific (T cell mediated) Protection against re- challenge suggests immune memory mTOR inhibitor rapamycin: • improves Treg:Teff ratio • prevents toxicity associated with exposure to disease antigen • prevents Anti-drug Abs MoA and disease amelioration observed in multiple CD4- (e.g., MS) and CD8- (e.g., T1D) driven mouse disease models mTORi: mechanist target of rapamycin T1D: Type 1 diabetes Protection against disease onset1 Reverses established disease1 Treatment days Treatment days Vehicle control SNAP-TI (MOG + mTORi) Increased Treg:Teff ratio1 Vehicle control SNAP-TI (MOG + mTORi) SNAP-TI (MOG) SNAP-TI (irrelevant Ag + mTORi) 0.0 0.6 1.2 1.8 2.4 Tr eg /T ef f r at io

8 I&I Portfolio With Anticipated Near-Term Clinical Milestones *Barinthus Bio has worldwide rights for all product candidates. Harnessing the power of antigen-specific immunotherapies to target large market opportunities in areas of high unmet need. Product Candidate* Therapeutic For Preclinical Phase 1 Phase 2 Phase 3 Status/Anticipated Upcoming Milestones1 VTP-1000 Celiac disease Phase 1 Single Ascending Dose Data (Q3 2025) 1 Based on management’s current estimates on expected clinical data milestones. Additional I&I preclinical candidates on SNAP-TI platform being evaluated.

VTP-1000 Celiac Disease Immunotherapeutic Guiding the immune system to cure disease

VTP-1000

Celiac Disease: A Large and Growing Market

Everyone likely knows someone suffering from Celiac Disease

~1%	Of people have Celiac Disease worldwide.[1]	**~80 million people.**
~60%	Of patients are not able to adhere to a strict Gluten-Free Diet.[2]	~48 million people.
~20%	Of patients are Non-Responsive.[3]	~16 million people's symptoms continue despite avoiding gluten.
~7.5%	Increasing incidence per year.[4]	**Increasing financial burden on healthcare systems.**

0 **current FDA or EMA approved treatments.**

[1] Celiac Disease Foundation. 2024.
[2] Rubin, G., et al. (2009) Aliment Pharmacol Ther. 30(4), 315-330.
[3] Leffler, DA., et al (2007) Clin Gastroenterol Hepatol. 5(4),445-450.
[4] King, JA., et al. Am J Gastroenterol (2020). 115(4):507-525

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VTP-1000

Celiac Disease: A Loss of Immune Tolerance to Gluten

Celiac disease is triggered by an immune response to gluten that **damages the small intestine** and can **cause long-lasting health problems**.

- In celiac disease, **effector T cells attack the lining of the small intestine**, **overwhelming the regulatory T cells** that usually prevent autoimmunity and unwanted inflammation.
- **VTP-1000 aims to induce tolerance** to gluten by **reducing effector T cells and increasing regulatory T cells** in a disease-specific manner to **guide the immune system to tolerate gluten**.
- The **overall goal** is to **prevent symptoms (and other consequences)** associated with inadvertent gluten ingestion in people with celiac disease.


Celiac disease
VTP-1000
Treatment goal
Regulatory T cells
Effector T cells
Regulatory T cells
Effector T cells

VTP-1000 aims to restore the natural state of tolerance to gluten

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VTP-1000

VTP-1000: Clinical Stage Celiac Disease Immunotherapy

- Celiac disease has well-defined gluten-derived antigens
- Clinical POC in field that ASIT can mediate efficacy in Celiac
- VTP-1000 comprises key antigens from gluten proteins and the mTOR immunomodulator rapamycin
- VTP-1000 is administered by the IM route
  - Patient friendly compared to other ASIT approaches (IV)
  - SC route shown to be effective in preclinical models
  - SC route planned to be explored in clinic to enable autoinjector
- Preclinical data suggest nanoparticle and immunomodulator provide potential key advantages of
  - Improved Treg skewing
  - Reduced risk of antigen-associated inflammation
- Status: Phase 1 trial ongoing


Gluten derived peptide antigens
Self-assembling nanoparticle
Immunomodulator (mTOR inhibitor)
20 nm

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VTP-1000

AVALON: Phase 1 – Trial Design

Objective: Evaluating safety and tolerability of single and multiple doses of VTP-1000 in participants with Celiac disease

Part A – Single Ascending Dose (N=18)

Day 1 – Dosing
Day 22 – End of Follow up

Part B – Multiple Ascending Dose (N=24)

Day 1 – Dosing
Day 15 – Dosing
Day 29 – Dosing
Day 43 – Gluten Challenge
Day 57 – End of Follow up

Sequential dosing levels: 7-day gap from first 2 participants at each level and safety review before escalation to next dosing level.

Dose Levels	VTP-1000		Placebo
	Part A	Part B	
1	N=4	N=6	N=2
2	N=4	N=6	N=2
3	N=4	N=6	N=2

Key Inclusion Criteria

- Diagnosis of celiac disease as confirmed by positive serology and intestinal histology.
- Well-controlled, gluten restricted diet ≥12 months.

Key Primary Endpoints

- Safety: incidence of AEs and SAEs.
- Changes from baseline in anti-tissue transglutaminase immunoglobulin A antibodies.

Other Outcome Measures

- Serum cytokine (IL-2) concentrations.

Next anticipated milestone: **Single ascending dose data:** Q3 2025

Study Reference: NCT06310291

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14 VTP-1000: Preclinical Data Showed Potential for Differentiation VTP-1000 antigens recognized by Celiac disease subjects (n=6) VTP-1000 observed to reduce IL-2 and other inflammatory cytokines* *IL-1, IL-6, IL-8, TNF, IFNg, etc. VTP-1000 1 Unpublished preclinical data, Barinthus Bio, Data on File. Irrelevant antigens or VTP-1000 incubated with subject whole blood and assessed for recognition by T cells VTP-1000 accesses majority of APCs in lymphoid and disease tissue Other tissues  Liver  Spleen VTP-1000 Gluten peptides Gluten peptides or VTP-1000 incubated with subject (n=6) blood VTP-1000 traffics to draining lymph nodes and remains detectable in APCs past day 15 – key for strong immune response 0.0 0.2 5 10 15 0 50 100 Time (days) Fr eq ue nc y (% ) an tig en p os iti ve 0.01 0.1 1 10 M ag ni tu de 0 10 20 30 IL -2 (p g/ m L) ✱  Intestines

VTP-1000

VTP-1000: The First Step Towards a Growing Pipeline

SNAP-TI Supporting Package



- ☑ Preclinical proof-of-concept in a variety of disease models:
  - Multiple Sclerosis
  - Vitiligo
  - Type 1 diabetes
- ☑ VTP-1000 GLP Tox complete
- ☑ VTP-1000 Phase 1 trial ongoing

Key Design Features

Optimal Design
- Self assembling 20 nm nanoparticle.
- Large loading capacity of a broad range of targetable antigens.

Lymph Node Targeting
- Optimally accesses lymph node APCs.
- Key for T cell immunity.

Co-delivered Immunomodulator
- Efficacy: Enhanced Treg/Teff ratio.
- Safety: Prevents antigen associated toxicity.

Ease of Route of Administration
- Intramuscular/subcutaneous injection.
- Key for patient compliance.

Broad Applicability:
- Range of disease-associated antigens
- Various disease mechanisms
- Different tissues



Diverse targetable indications
e.g., Celiac, Type 1 diabetes, Rheumatoid arthritis, Vitiligo, Primary biliary cholangitis and more…

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Viral Vector Platform Programs Programs Looking for Partners to Advance Guiding the immune system to cure disease

Barinthus Bio's Programs Based on Viral Platforms

For more information about these programs, please visit: www.barinthusbio.com/pipeline/

Viral Programs	Product Candidate*	Therapeutic For	Preclinical	Phase 1	Phase 2	Phase 3	Partner	Status/Anticipated Upcoming Milestones
Infectious Diseases	VTP-300	Chronic Hepatitis B						Pursuing Partnership Opportunities for Advancement
Cancer	VTP-800/850	Prostate cancer						Phase 1 data Analysis Ongoing

Data supporting proof-of-concept announced Existing human clinical data

*Barinthus Bio has worldwide rights for all product candidates.
These are estimated timelines only and our pipeline may be subject to change
ChAdOx: Chimpanzee Adenovirus Oxford
MVA: Modified vaccinia ankara.

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VTP-300 Hepatitis B Virus (HBV) Therapeutic Guiding the immune system to cure disease

VTP-300

Chronic HBV Infection Represents a Large Market Opportunity

There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection.

~254M Patients are **chronically infected** with HBV.[1]

1.2M **New HBV infections** per year.[1]

~ 13% Patients are **diagnosed.**[1]

Limitations of Current Treatments

- Existing therapies typically require **chronic treatment**.
- Standard of care nucleos(t)ide analogs (NUCs) are **slow-acting with low cure rates**.[2]
- Pegylated interferon has **significant side effects**.[3]
- **Less than 10% of patients achieve a functional cure with existing therapies**.[4]

HBV: hepatitis B virus
[1] WHO, Global hepatitis report, 2024. [2] Broquetas T and Carrion JA, *Hepat Med*. 2002;14:87-100.
[3] Van Zonneveld M, et al, *Aliment Pharmacol Ther*. 2005;21(9):1163-71. [4] Boyd A, et al, Viruses. 2021 Jul 11;13(7):1341

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VTP-300

Chronic HBV Infection Leads to T Cell Exhaustion

1. Chronic exposure to HBV and HBsAg can lead to **T cell exhaustion**.
2. Exhausted T cells **lose their functions**, resulting in decreased secretion of cytokines and killing molecules.
3. In **severe stages of exhaustion**, HBV specific T cells can be deleted, leading to the **loss of HBV-specific T cell response** and **no control of the disease**.


T Cell Exhaustion In Chronic HBV
1. Chronic HBV infection
Virally infected cells
Effector T cell
Effector molecules
4. VTP-300
2. Exhaustion
3. Deletion
Loss of control over disease
Regain control over disease

4. VTP-300 is designed to overcome exhaustion by inducing a pool of highly efficacious HBV-specific effector T cells to gain control over the disease.

HBsAg: Hepatitis B surface antigen

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VTP-300

A Combined Approach is Needed for Functional Cure

Experts agree that a functional cure will likely require a combination of agents with complementary mechanisms of action. **VTP-300** is an investigational antigen-specific immunotherapy based on viral vectors designed to stimulate a host immune response by inducing disease-specific effector T cells.

Three potential components to a functional cure

Inhibit viral replication	Directly **lower** HBsAg burden	**Stimulate** host immune system response	AASLD **Functional Cure** Definition
NUCs (*Current standard of care*) Capsid & Entry Inhibitors (*Investigational*)	RNAi Oligonucleotide Monoclonal antibodies (mAbs)	**Antigen-specific immunotherapies (VTP-300)** PD-1 Inhibitors Immunostimulants (TLR agonists)	• HBsAg loss, • HBV DNA loss, and • Off NUC therapy, sustained for at least 6 months.

VTP-300 is designed to engage the host immune system and has been shown to induce sustained HBsAg reduction in ongoing trials.[1]

[1] Based on interim data, data cut off date: April 15, 2024. **HBsAb:** Hepatitis B surface antibody

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VTP-300

HBV003: Phase 2b Trial – Primary Analysis (D169) Reached

VTP-300 + Low-dose nivolumab (LDN), N=70, with baseline HBsAg ≤200 IU/mL*

Objective: Evaluating Additional Dosing and PD-1 Inhibition Timing

Patients to discontinue NUCs if eligible

	Day 1 Week 1	Day 29 Week 4	Day 36 Week 5	Day 85 Week 12	Day 169 Week 24
● Group 1 (n=22)	ChAdOx	MVA + LDN			
▲ Group 2 (n=23)	ChAdOx	MVA + LDN		MVA + LDN	
■ Group 3 (n=25)	ChAdOx	MVA	LDN	MVA	

Discontinuation criteria

- ALT <2 × ULN, and
- HBV DNA <LLOQ, and
- HBeAg negative, and
- HBsAg <100 IU/mL, and/or
- HBsAb positive

Inclusion Criteria

- HBV DNA ≤1,000 IU/mL
- HBsAg ≤200 IU/mL*
- On NUCs for ≥6 months

Primary Endpoint

- % participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy

Secondary Endpoints

- Safety: incidence of AEs and SAEs
- T cell response

HBV003 results will inform treatment dosing regimen

Group 1: Mirrors Group 3 in HBV002 to further support response effect observed

Group 2: Assesses if additional dose of MVA-HBV with LDN at Day 85 further reduces HBsAg

Group 3: Assesses if delaying LDN until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose)

Study Reference: NCT05343481

ALT: Alanine aminotransferase; **LLOQ:** lower limit of quantification; **ULN**: upper limit of normal; **HBeAg:** Hepatitis B e Antigen.

*Inclusion criteria were amended in 2023 to focus on participants with HBsAg ≤200 IU/mL, as such data now focuses on this group.

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Meaningful, Sustained HBsAg Declines Observed • HBsAg declines occurred in all groups soon after the Day 29 dose of study regimen and were maintained to Day 169 (data still accruing post Day 169). • Stronger responses appear to occur in participants when treated with the combination of LD Nivo and VTP-300 given at the same time (Groups 1 and 2). • 71% (48/68) of participants met the criteria for discontinuation of NUC therapy (optional). • 2 participants achieved Functional Cure and 1 seroconverted to HBsAb positivity. 23 HBsAg Log10 Changes from Baseline in Participants with Baseline HBsAg ≤200 IU/mL Data from primary analysis, presented at EASL on May 7-10, 2025 Group 1 (n=22) Group 2 (n=23) Group 3 (n=25) Primary Endpoint: Pts with >1 log HBsAg decline at D169 7 (31.8%) 8 (34.8%) 1 (4.2%) Pts with HBsAg loss at any time 3 (13.6%) 6 (26.1%) 2 (8%) VTP-300 -0.43 -0.92 -1.10

VTP-300

IM-PROVE II: Phase 2a – Collaboration with Arbutus

Arbutus BIOPHARMA

Imdusiran (RNAi) + VTP-300 +/- LDN, N=60 – Enrolment complete

Trial expanded in Q4 2022 to include an arm with LDN

Patients to discontinue NUCs if eligible

Week 1	Week 24		Week 26	Week 30
Imdusiran (N=60)	Randomization	Group A (n=20)	ChAdOx	MVA**
		Group B (n=20)	Placebo	Placebo**
	Open Group	Group C (n=22)*	ChAdOx	MVA + LDN‡

Week 48

Discontinuation criteria

- ALT <2 × ULN, and
- HBV DNA <LLOQ, and
- HBeAg negative, and
- HBsAg <100 IU/mL, and/or
- HBsAb positive

Inclusion Criteria

- HBV DNA ≤20 IU/mL
- HBsAg ≥100 to <5,000 IU/mL
- On NUCs for at least 1 year

Primary Endpoints

- Safety: incidence of AEs and SAEs

Secondary Endpoints

- Change in HBsAg concentration from baseline
- Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0.5, 1, 2, or 3 log10 reduction)
- Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline

LDN: Low-dose nivolumab **ALT**: Alanine aminotransferase; **LLOQ:** lower limit of quantification; **ULN**: upper limit of normal.
*13/22 participants received VTP-300+LDN, 9/22 received VTP-300.
**Additional MVA/Placebo to be dosed at Week 38, if patients have experienced a ≥0.5 log drop in HBsAg from Week 26 to Week 34.
‡Additional MVA+LDN to be dosed at Week 38, if patients have HBsAg ≥10 IU/mL at Week 34.

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VTP-300

Arbutus BIOPHARMA

IM-PROVE II: 2 out of 13 Pts in Group C (Imdusiran, VTP-300 and LDN) Achieved Functional Cure

Mean HBsAg Change from Baseline by Treatment Group



EOT
EOS
IDR lead-in
(4 doses)
ChAdOx1-HBV
MVA-HBV ± LDN*
Mean (SE) Log10 Change from Baseline in HBsAg (IU/mL)
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
VTP-300
Placebo
VTP-300 no LDN
VTP-300+LDN
0 8 16 24 32 40 48 56 64 72 80 88 96
Time, weeks
Group A IDR+VTP-300
Group B IDR+Placebo
Group C IDR+VTP-300
Group C IDR+VTP-300+LDN

	Group C (N=22)*	
Treatment	IDR + VTP-300 + LDN	IDR + VTP-300
Participants	13/22	9/22

- **Group C participants** receiving imdusiran ("IDR"), VTP-300 and LDN had a **greater mean HBsAg $\log_{10}$ decline** at Week 48 compared with all other groups.
- 23% (3/13) of participants who received IDR+VTP-300+LDN had undetectable HBsAg levels at week 48; all (3/3) participants with HBsAg loss seroconverted.
- 25% (2/8) participants with starting baseline HBsAg levels less than 1000 IU/mL who received IDR+VTP-300+LDN reached Functional Cure.
- More subjects were able to be maintained off NUC therapy after receiving the combination of IDR+VTP-300 compared to IDR+placebo.

*Some participants were not eligible for LDN under the trial criteria.

BARINTHUS

25

End of study data from Groups A and B and data though week 84 for Group C, presented at EASL on May 7-10, 2025

Company Highlights Guiding the immune system to cure disease

Financial Overview and Catalysts 27 Guiding the immune system to cure disease Cash $100.6 million1 as of March 31, 2025 No debt or outstanding warrants Estimated cash runway into 20272 Expected near-term catalyst2 Q3 2025 VTP-1000 (Celiac): Phase 1 single ascending dose data 1 Including cash, cash equivalents and restricted cash as of March 31, 2025, as reported on Form 10-Q on May 7, 2025. 2 Based on management’s current estimate of status and strategy. Any changes could be material.

Guiding the Immune System to Cure Disease Thank You